Jackson Square Large-Cap Growth Fund
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Communication Services - 7.1%
Alphabet - Class A	69,045	$14,086,561

Consumer Discretionary - 11.7%
Amazon.com (a)	77,482	18,415,922
Starbucks	45,077	4,853,891
		23,269,813

Financials - 19.9%
CME Group	34,331	8,119,968
KKR & Co.	30,996	5,178,502
Mastercard - Class A	19,537	10,851,436
S&P Global	12,734	6,639,635
Visa - Class A	25,118	8,585,332
		39,374,873

Health Care - 8.0%
Danaher	16,467	3,667,860
Eli Lilly & Co.	4,361	3,537,120
Intuitive Surgical (a)	9,944	5,686,775
IQVIA Holdings (a)	14,479	2,915,491
		15,807,246

Industrials - 15.8%
Boeing (a)	36,265	6,401,498
Canadian Pacific Kansas City	82,058	6,531,817
Copart (a)	76,337	4,422,202
Uber Technologies (a)	95,665	6,395,205
Waste Management	33,842	7,454,039
		31,204,761

Information Technology - 32.6%(b)
Advanced Micro Devices (a)	30,144	3,495,197
ASML Holding - ADR	7,142	5,280,152
Microsoft	54,321	22,546,474
NVIDIA	153,215	18,396,525
ServiceNow (a)	6,438	6,556,330
Synopsys (a)	6,012	3,159,186
Workday - Class A (a)	19,259	5,047,014
		64,480,878

Materials - 2.2%
Linde PLC	10,013	4,466,999

Real Estate - 2.5%
SBA Communications	24,935	4,926,159
TOTAL COMMON STOCKS (Cost $112,905,516)		197,617,290

TOTAL INVESTMENTS - 99.8% (Cost $112,905,516)		197,617,290
Money Market Deposit Account - 0.4% (c)		739,583
Liabilities in Excess of Other Assets - (0.2)%		(482,941)
TOTAL NET ASSETS - 100.0%		$197,873,932
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Jackson Square Large-Cap Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

Jackson Square Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$197,617,290	$–	$–	$197,617,290
Total Investments	$197,617,290	$–	$–	$197,617,290

Refer to the Schedule of Investments for industry classifications.